                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                Date of Report
                      (Date of earliest event reported)

                                 May 23, 1996





                          Wynn's International, Inc.
            (Exact name of registrant as specified in its charter)


          Delaware                    1-7200                  95-2854312
(State or other jurisdiction     (Commission File          (I.R.S. Employer
     of incorporation)                Number)             Identification No.)


500 North State College Blvd., Suite 700, Orange, CA          92668
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:       (714) 938-3700

ITEM 2.   Acquisition or Disposition of Assets

On May 23, 1996, Registrant's wholly-owned subsidiary, Wynn's Climate Systems, Inc., a Texas corporation ("WCS"), sold its principal operating assets to Moog Automotive, Inc. ("Moog"), a Missouri corporation and wholly-owned subsidiary of Cooper Industries, Inc., an Ohio corporation. WCS is a Fort Worth, Texas-based manufacturer of automotive air conditioning systems and components.

The assets acquired by Moog included substantially all of WCS' property, plant and equipment, including WCS' Fort Worth manufacturing facility, and intellectual property of WCS. Moog also acquired related operating assets of Wynn's Climate Equipment Company, a Texas corporation and wholly-owned subsidiary of WCS, and Wynn's (UK) Limited, a subsidiary of Registrant organized under the laws of England ("Wynn's U.K."). Moog also assumed certain contracts and real property leases of WCS and Wynn's U.K.

At the closing of the transaction, Moog paid $5.4 million in cash and assumed certain liabilities totaling approximately $5.5 million. The amount paid at the closing was based on the book value of the purchased assets less the amount of assumed liabilities as of April 30, 1996, plus a small premium. The amount paid will be adjusted based on a final net asset statement as of the closing date to be prepared by the parties after the closing.

At the closing, Moog also advanced $3.5 million to WCS with respect to anticipated sales of inventory. Thus, the total cash WCS received at the closing was $8.9 million.

WCS expects to receive from Moog additional cash payments during the 12-month period following the closing based on the disposition of the inventory and accounts receivable of WCS. From all sources (including the amounts paid at closing, as adjusted hereafter, and post-closing payments for inventory sold and receivables collected), WCS expects to receive approximately $25 million in connection with the transaction.


ITEM 7.   Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Pro Forma Financial Information.

A description of the transaction and the entities involved is presented in
Item 2 above. The accompanying unaudited pro forma consolidated condensed statements of income disclose income from continuing operations and are presented as if the sale of the WCS net assets had occurred on January 1, 1995 and January 1, 1996 for the fiscal year ended December 31, 1995 and the three months ended March 31, 1996, respectively. The accompanying unaudited pro forma consolidated condensed balance sheet is presented as if the sale had occurred on March 31, 1996. The pro forma information should be read in conjunction with the consolidated financial statements of Wynn's International, Inc. ("Wynn's") included in Wynn's Form 10-K for the year ended December 31, 1995 and with the unaudited consolidated condensed financial statements included in Wynn's quarterly report on Form 10-Q for the quarter ended March 31, 1996. The pro forma financial statements have been prepared for informational purposes only and do not purport to be indicative of what would actually have occurred had the sale of the WCS net assets occurred on the dates noted above.



                          WYNN'S INTERNATIONAL, INC.
        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                   (In Thousands, Except Per Share Amounts)

                                        December 31                   December 31
                                           1995         Pro Forma        1995
                                        Historical     Adjustments     Pro Forma
                                        ----------     -----------     ---------
Revenues:
  Net sales                              $303,787       $(41,203)      $262,584
  Interest income                             996            827 (a)      1,823
                                         --------       --------       --------
                                          304,783        (40,376)       264,407
                                         --------       --------       --------
Cost and expenses:
  Cost of sales                           194,440        (37,042)       157,398
  Selling, general & administrative        84,152         (5,873)        78,279
  Interest expense                          1,640            (82)(b)      1,558
                                         --------       --------       --------
                                          280,232        (42,997)       237,235
                                         --------       --------       --------

Income before taxes based on income        24,551          2,621         27,172
Provision for taxes based on income         9,108            970         10,078
                                         --------       --------       --------
Net income                               $ 15,443       $  1,651       $ 17,094
                                         ========       ========       ========
Income per share of common stock:
  Primary                                   $1.68                         $1.86
                                         ========                      ========
  Fully diluted                             $1.65                         $1.83
                                         ========                      ========
Average shares outstanding:
  Primary                                   9,187                         9,187
                                         ========                      ========
  Fully diluted                             9,369                         9,369
                                         ========                      ========


See accompanying notes

                          WYNN'S INTERNATIONAL, INC.
        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                    (In Thousands, Except Per Share Amounts)

                                         March 31                      March 31
                                           1996         Pro Forma        1996
                                        Historical     Adjustments     Pro Forma
                                        ----------     -----------     ---------
Revenues:
  Net sales                              $ 83,085       $(11,622)      $ 71,463
  Interest income                             274             93 (c)        367
                                         --------       --------       --------
                                           83,359        (11,529)        71,830
                                         --------       --------       --------
Cost and expenses:
  Cost of sales                            52,464         (9,897)        42,567
  Selling, general & administrative        23,156         (1,678)        21,478
  Interest expense                             52           -                52
                                         --------       --------       --------
                                           75,672        (11,575)        64,097
                                         --------       --------       --------

Income before taxes based on income         7,687             46          7,733
Provision for taxes based on income         2,929             17          2,946
                                         --------       --------       --------
Net income                               $  4,758       $     29       $  4,787
                                         ========       ========       ========

Income per share of common stock:
  Primary                                   $ .50                         $ .51
                                         ========                      ========
  Fully diluted                             $ .50                         $ .51
                                         ========                      ========

Average shares outstanding:
  Primary                                   9,430                         9,430
                                         ========                      ========
  Fully diluted                             9,472                         9,472
                                         ========                      ========

See accompanying notes

                          WYNN'S INTERNATIONAL, INC.
           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
               (Dollars in Thousands, Except Per Share Amounts)


                                         March 31                      March 31
                                           1996         Pro Forma        1996
                                        Historical     Adjustments     Pro Forma
                                        ----------     -----------     ---------
ASSETS

Current assets:
  Cash and cash equivalents              $ 18,059       $  8,900 (d)   $ 26,959
  Accounts receivable, less allowance
    for doubtful accounts                  59,631        (11,741)        47,890
  Inventories                              38,210         (9,881)        28,329
  Prepaid expenses and other current
   assets                                  16,349           (889)        15,460
  Net assets of discontinued operations      -            18,539 (e)     18,539
                                         --------       --------       --------
    Total current assets                  132,249          4,928        137,177

Property, plant and equipment, at
 cost less accumulated depreciation
 and amortization                          49,107         (9,958)        39,149
Other assets                                6,444           (121)         6,323
                                         --------       --------       --------
                                         $187,800      $  (5,151)      $182,649
                                         ========       ========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                       $ 21,333      $  (2,714)      $ 18,619
  Dividends payable                             3           -                 3
  Taxes based on income                     3,447            955          4,402
  Accrued liabilities                      35,803         (1,472)        34,331
  Long-term debt due within one year           90           -                90
                                         --------       --------       --------
      Total current liabilities            60,676         (3,231)        57,445

Long-term debt due after one year              49           -                49
Deferred taxes based on income              6,948           (420)         6,528
Commitments and contingencies
Stockholders' equity:
  Preferred stock, $1 par value;
    500,000 shares authorized,
    none issued                              -              -               -
  Common stock, $1 par value;
    20,000,000 shares authorized,
    9,614,523 shares issued                 9,614           -             9,614
  Capital in excess of par value           13,703           -            13,703
  Retained earnings                       102,469         (1,500)(f)    100,969
  Equity adjustment from foreign
    currency translation                   (1,807)          -            (1,807)
  Unearned compensation                      (271)          -              (271)
  Common stock held in treasury
    520,875 shares, at cost                (3,581)          -            (3,581)
                                         --------       --------       --------
      Total stockholders' equity          120,127         (1,500)       118,627
                                         --------       --------       --------
                                         $187,800       $ (5,151)      $182,649
                                         ========       ========       ========

See accompanying notes

                          WYNN'S INTERNATIONAL, INC.
   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS





1) On May 23, 1996, the Company sold the principal operating assets of Wynn's Climate Systems, Inc. (WCS) to Moog Automotive, Inc., a wholly-owned subsidiary of Cooper Industries Inc. Under the terms of the transaction, Moog acquired the main manufacturing facility in Fort Worth, Texas, and WCS' leased facilities located elsewhere. Moog paid $8.9 million at closing, including $3.5 million with respect to inventory and assumed certain third party liabilities of WCS. Wynn's expects to receive from Moog additional cash payments over the next twelve months based on the disposition of the inventory and accounts receivable of WCS. From all sources, Wynn's expects to receive approximately $25 million in connection with the transaction.

2) The unaudited pro forma consolidated condensed financial statements represent the results of continuing operations and the balance sheet, after giving effect to certain pro forma adjustments related to the sale as if the sale had occurred January 1, 1995 for the statement of income for the year ended December 31, 1995, January 1, 1996 for the statement of income for the three months ended March 31, 1996 and March 31, 1996 for the balance sheet.

3)    The pro forma adjustments related to the sale are:

        (a) Estimated interest income from investment activities related to cash payments received at closing and over the subsequent 12-month period related to the disposition of the remaining net assets of WCS.

        (b) Elimination of corporate interest expense for short-term borrowings reflecting the use of proceeds to pay off corporate borrowings during 1995.

        (c) Estimated interest income from investment activities related to cash received at closing.

        (d)  Cash received at closing.

        (e) Net assets of discontinued operations consists primarily of accounts receivable, inventory, income taxes receivable and accrued liabilities. It is anticipated that all amounts will be collected or paid during the 12-month period following the closing of the sale.

        (f) The pro forma adjustment to retained earnings reflects the estimated $1.5 million after tax loss (net of income tax benefit of $5.5 million) from the sale.
             The tax benefit includes $2.8 million related to the tax deduction for $7.2 million of goodwill, which was previously expensed with no tax benefit recognized.

     (c)  Exhibits.

          2.1 Asset Purchase Agreement, dated as of May 23, 1996, by and between Moog Automotive, Inc. and Wynn's Climate Systems, Inc., Wynn's Climate Equipment Company and Wynn's (UK) Limited.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 6, 1996                           WYNN'S INTERNATIONAL, INC.



                                               By:    SEYMOUR A. SCHLOSSER
                                                  -----------------------------
                                                   Seymour A. Schlosser
                                                   Vice President-Finance
                                                   and Chief Financial Officer

                                EXHIBIT INDEX


Exhibit
Number         Description of Exhibit
- -------        ----------------------

  2.1 Asset Purchase Agreement, dated as of May 23, 1996, by and between Moog Automotive, Inc. and Wynn's Climate Systems, Inc., Wynn's Climate Equipment Company and Wynn's (UK) Limited.